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                                                                   EXHIBIT 10.17


                          BANCO POPULAR DE PUERTO RICO

                       AMENDMENT TO DISTRIBUTION AGREEMENT
                           WITH RESPECT TO BANK NOTES

                                                                    May 12, 2000

Popular Securities, Inc.
209 Munoz Rivera Avenue
Suite 1020
Hato Rey, Puerto Rico 00918

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
North Tower, 10th Floor
New York, New York 10281-1310

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Credit Suisse First Boston Corporation
11 Madison Avenue
New York, New York 10010


Ladies and Gentlemen:

                  We refer to the Distribution Agreement dated September 24, 1996 (the "Distribution Agreement"), between the undersigned (the "Bank") and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear Stearns & Co. Inc. and CS First Boston Corporation (now Credit Suisse First Boston Corporation) (collectively, the "Original Agents") as Agents, with respect to the issue and sale by the Bank of up to U.S.$600,000,000 aggregate principal amount outstanding at any one time, or the equivalent thereof in other currencies or currency units, of its senior unsecured debt obligations not insured by the Federal Deposit Insurance Corporation (the "FDIC") with maturities from 7 days to one year from date of issue ("Short-Term Bank Notes") and its senior unsecured debt obligations not insured by the FDIC with maturities of greater than one year to 15 years from date of issue ("Medium-Term Bank Notes," and together with the Short-Term Bank Notes, the "Bank Notes"). Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them in the Distribution Agreement.


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                  The Bank proposes to issue and sell up to U.S.$1,000,000,000 aggregate principal amount outstanding at any one time, or the equivalent thereof in other currencies or currency units, of Bank Notes from time to time after the date hereof, pursuant to the terms of the Distribution Agreement and the Issuing and Paying Agency Agreement, dated September 24, 1996, between the Bank and The Chase Manhattan Bank, as Issuing and Paying Agent, as amended as of the date hereof (the "Issuing and Paying Agency Agreement"), to or through one or more of you as Agents. The Bank reserves the right to sell Bank Notes directly on its own behalf in those jurisdictions where it is authorized to do so.

                  Accordingly, it is hereby agreed by you and us that the Distribution Agreement, as amended by this letter agreement, is and shall continue to be in full force and effect with respect to the Banks Notes and as so amended is hereby ratified and confirmed and is binding on the parties hereto.

                  The Bank hereby engages Popular Securities, Inc. as an additional agent (an "Agent" and together with the Original Agents, the "Agents") pursuant to Section 1(e) of the Distribution Agreement. The Original Agents hereby acknowledge such engagement, and each Agent hereby agrees that it shall comply with Rule 2720 of the National Association of Securities Dealers, Inc. with respect to offers and sales of the Bank Notes.

                  As of any time on or after the date of this letter agreement:
(i) each reference in the Distribution Agreement to the "Offering Circular" shall mean and be a reference to the Bank's Offering Circular dated May 12, 2000 (including all documents incorporated by reference therein which were filed under the Exchange Act at or before such time); (ii) each reference in the Distribution Agreement to the Issuing and Paying Agency Agreement or the Interest Calculation Agreement, dated September 24, 1996, between the Bank and The Chase Manhattan Bank, as calculation agent, shall mean and be a reference to such agreement as amended as of the date hereof; (iii) each reference in the Distribution Agreement to the "Letters of Representations" shall mean and be a reference to the Bring-Down Short-Term Letter of Representations and the Bring-Down Medium-Term Letter of Representations dated as of the date hereof among the Bank, the Issuing and Paying Agent and The Depository Trust Company; and (iv) each reference in the Distribution Agreement to "BanPonce Corporation" shall mean and be a reference to Popular, Inc.

                  Section 2(a)(vii) of the Distribution Agreement is hereby replaced in its entirety with the following sentence:

                  "(vii) No Other Approvals Required. No consent, approval or authorization of or filing with any governmental body or agency is required for


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Popular Securities, Inc.
Merrill Lynch & Co.
Bear Stearns & Co. Inc.
Credit Suisse First Boston Corporation                                    Page 3


         the performance by the Bank of its obligations under this Agreement, the Bank Notes, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement, the Letters of Representations and any applicable Terms Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Bank Notes."

                  As of any time on or after the date of this letter agreement, the opinion of counsel to the Bank and the Parent to be delivered pursuant to
Section 6(a)(i) of the Distribution Agreement shall be in the form of Exhibit C-1 to this letter agreement.

                  As of any time on or after the date of this letter agreement, the opinion of counsel to the Bank to be delivered pursuant to Section 6(a)(ii) of the Agreement shall be delivered by Sullivan & Cromwell and shall be in the form of Exhibit C-2 to this letter agreement.

                  Exhibit G to the Distribution Agreement is hereby replaced in its entirety with Exhibit G attached hereto.

                  As of any time on or after the date of this letter agreement, each reference in the Distribution Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Distribution Agreement shall mean and be a reference to the Distribution Agreement as amended by this letter agreement.

                  This letter agreement may be executed by any one of the parties hereto in any number of counterparts, each of which shall be an original, but all of such counterparts shall together constitute one and the same instrument.

                  This letter agreement will be governed by and construed in accordance with the laws of the State of New York.


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Popular Securities, Inc.
Merrill Lynch & Co.
Bear Stearns & Co. Inc.
Credit Suisse First Boston Corporation                                    Page 4


                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning to us the enclosed eight duplicates hereof, whereupon this letter agreement and acceptance shall represent a binding agreement between the Bank and you as of the date first above written.

                                            Very truly yours,

                                            BANCO POPULAR DE PUERTO RICO


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


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Popular Securities, Inc.
Merrill Lynch & Co.
Bear Stearns & Co. Inc.
Credit Suisse First Boston Corporation                                    Page 5


The foregoing letter agreement is
hereby confirmed and accepted.


POPULAR SECURITIES, INC.


By:
   ------------------------------
   Name:
   Title:


 MERRILL LYNCH, PIERCE, FENNER & SMITH
              INCORPORATED


By:
   -----------------------------
   Name:
   Title:


BEAR, STEARNS & CO. INC.


By:
   -----------------------------
   Name:
   Title:


CREDIT SUISSE FIRST BOSTON CORPORATION


By:
   -----------------------------
   Name:
   Title:


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